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                                BUILD-TO-SUIT FACILITY

                                  ABSOLUTE NET LEASE

ARTICLE ONE:   BASIC TERMS

     This Article One contains the Basic Terms of this Lease between the Landlord and Tenant named below. Other Articles, Sections and Paragraphs of the Lease referred to in this Article One explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.

     Section 1.01.  DATE OF LEASE: October 3, 1989.

     Section 1.02.  LANDLORD:      CARL D. PANATTONI

                                   Address of Landlord:

                                   7728 Wilbur Way, Suite A
                                   Sacramento, California 95828

     Section 1.03. TENANT:         PACIFIC RICE PRODUCTS, INC., A CALIFORNIA
                                   CORPORATION

                                   Address of Tenant:

                                   1250 Harter Avenue
                                   Woodland, California, 95695

     Section 1.04. PROPERTY: An approximately but not greater than 60,000 square foot building located on the northernmost 5.65 PLUS OR MINUS acre portion of Assessor's Parcel Number 27-045-55 located on Santa Anita Court together with easements for ingress and egress to and from the building to the nearest public highway(s), and easement for parking purposes in accordance with Section 1.12, in Yolo County, California further described in Exhibit "A".

     Section 1.05.  LEASE TERM:    Ten (10) years, COMMENCING UPON SUBSTANTIAL
COMPLETION, or such other date as is specified in this Lease, and ENDING ON MAY 31, 2000.

     Section 1.06. PERMITTED USES: (See Section 5.01). Any reasonable and legal use consistent with current zoning, Tenant's current business and which is permitted by reason of any laws, rules and regulations of local, state and Federal governments, districts, agencies, commissions and boards, and other standard and rule-making bodies.
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     Section 1.07.  LANDLORD'S BROKER:  (See Article Fourteen) Landlord has not
entered into an agreement for payment of commissions currently or in arrears to any broker.

     Section 1.08. TENANT'S BROKER: (See Article Fourteen) Tenant has not entered into an agreement for payment of commissions currently or in arrears to any broker.

     Section 1.09. COMMISSION PAYABLE TO BROKERS: (See Article Fourteen) In conjunction with the above Sections 1.08 and 1.09, no agreements exist for commissions payable to brokers.

     Section 1.10.  INITIAL SECURITY DEPOSIT:  [See Paragraphs 3.03 and 13.03
(c)] Thirteen Thousand Five Hundred Thirty Dollars Even ($13,530.00).

     Section 1.11. VEHICLE PARKING SPACES ALLOCATED TO TENANT: at lease fifty-two (52) spaces, including visitor parking, or per applicable Code.

     Section 1.12.  RENT AND OTHER CHARGES PAYABLE BY TENANT:  (a) BASE RENT:
Thirteen Thousand Five Hundred Thirty Dollars Even ($13,530.00) per month for the first sixty (60) months, as provided in Section 3.01, and shall be increased to Fifteen Thousand Nine Hundred Thirty Dollars Even ($15,930.00) for months 61 through 120 after the Commencement Date; (b) OTHER PERIODIC PAYMENTS: (i) Real Property Taxes (See Section 4.02) ; (ii) Utilities (See Section 4.03) ; (iii) Insurance Premiums. (See Section 4.04) ; Multiple Tenant Buildings (See Section 4.05) and other such payment that are required of a triple net tenant.

     Section 1.13.  DESCRIPTION AND CONSTRUCTION OF IMPROVEMENTS BY LANDLORD:

     (a) DESCRIPTION OF IMPROVEMENTS. Landlord shall at Landlord's expense construct certain improvements on or about the property (the "Work") in accordance with certain plans and specifications to be prepared by Landlord for approval by Tenant, a summary of which is attached hereto as Exhibit "B" ("Plans a Specifications").

     (b) COMPLETION OF THE WORK. Landlord shall use all reasonable efforts to complete as promptly as possible the work described in Exhibit "B" prior to the scheduled commencement date set forth in Section 1.05 of the Lease. Notwithstanding the date set forth in Section 1.05, the commencement date shall be the date upon which the work is substantially completed and the Property and completed improvements are delivered to Tenant. For the purposes of this

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Lease, the work shall be conclusively deemed to be substantially completed when all work described in the final plans is completed except for minor items of work, e.g. pickup work which can be completed with only minor interference with Tenant's conduct of business on the property. If Landlord fails to deliver possession of the Property with the improvements completed within ninety (90) days of the date set forth in Section 1.05 hereof, Landlord shall be in default hereunder unless such delay is directly caused by the acts of Tenant or Force Majeure.

     (c) CHANGES. Except as otherwise provided in Section 15.16, Landlord's obligation to prepare the property for Tenant's occupancy is limited to completion of the work set forth in Exhibit "B". If Tenant requests any change, addition, or alternation ("Changes") in such plans and specifications or in the construction of the work, Landlord shall promptly give Tenant an estimate of the cost of such changes and the resulting delay in the delivery of the property to Tenant. Within three (3) days after receipt of such estimates, Tenant shall give Landlord written notice of whether or not Tenant elects to proceed with such changes. If Tenant fails to notify Landlord in writing, Landlord at its election may either:
     1.   Make such changes at Tenant's expense; or
     2. Complete the work without making such changes. Tenant shall pay or reimburse Landlord for the cost of such changes within thirty (30) days after billing. Any delay caused by Tenant's request for any changes or from the construction of any changes shall not in any event delay the Commencement Date which shall occur on the date it would have occurred but for such changes. The work shall be the property of Landlord and shall remain upon and be surrendered with the property upon the expiration of the Lease term.

     (d) OPTION TO CANCEL. Both Tenant and Landlord recognize that this Lease has been executed prior to Tenant's approval of plans and specifications. Tenant also recognizes that Landlord will be incurring substantial costs to expedite the construction of the building. Tenant shall have the right to cancel this contract anytime prior to approving plans and specifications. If Tenant does cancel this contract, Tenant shall reimburse Landlord for all documented reasonable expenses.

ARTICLE TWO:   LEASE TERM

     Section 2.01. LEASE OF PROPERTY FOR LEASE TERM. Landlord leases the Property to Tenant and Tenant leases the Property from Landlord for the Lease Term. The Lease Term is for the period stated in Section 1.05 above and shall begin and end on the dates specified in Section 1.05 above, unless the beginning or end of
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the Lease Term is changed under any provision of this Lease, in which case the expiration of the Lease Term shall be adjusted accordingly. The "Commencement Date" shall be the date specified in Section 1.05 above for the beginning of the Lease Term, unless advanced or delayed under any provision of this Lease, in which case the expiration of the Lease Term shall be adjusted accordingly, however payment of the first (1st) month's Base Rent under Paragraph 1.12 and the Initial Security Deposit under Paragraph 1.10 shall occur upon execution of the Lease.

     Section 2.02. DELAY IN COMMENCEMENT. Landlord shall not be liable to Tenant if Landlord does not deliver possession of the Property to Tenant on the first date specified in Section 1.05 above. Landlord's non-delivery of the Property to Tenant on that date shall not affect this Lease or the obligations of Tenant under this Lease. However, the Commencement Date shall be delayed until possession of the Property is delivered to Tenant. The Lease Term shall be extended for a period equal to the delay in delivery of possession of the Property to Tenant, plus the number of days necessary to end the Lease Term on the last day of a month. If Landlord does not deliver possession of the Property to Tenant within ninety (90) days after the date first specified in Section 1.05 above, Tenant may elect to cancel this Lease by giving written notice within thirty (30) days after the 90-day period ends. If Tenant give such notice, the Lease shall be canceled and neither Landlord nor Tenant shall have any further obligations to the other. If Tenant does not give such notice, Tenants' right to cancel the Lease shall expire and the Lease Term shall commence upon the delivery of possession of the Property to Tenant. If delivery of possession of the Property to Tenant is delayed, Landlord and Tenant shall, upon such delivery, execute an amendment to this Lease setting forth the Commencement Date and expiration date of the Lease. Tenant's aforementioned right to cancel and the effect of any other delays in commencement shall be subject to Section 15.05(a) regarding "Force Majeure."

     Section 2.03. EARLY OCCUPANCY. If Tenant occupies the Property prior to the Commencement Date except if such occupancy is reasonably necessary in connection with any preparation of the Property by Tenant for Tenant's occupancy, and provided Tenant does not interfere with Landlord's work in progress or construction, and further provided that Tenant use the utmost care for the safety of its employees and agents and others on the Property in allowing then early occupancy of the Property (failure to adhere to the above provisions shall terminate any right Tenant has to early occupancy), Tenant's occupancy of the Property shall be subject to all of the provisions of this Lease. Early occupancy Of the Property shall not advance the expiration date of this Lease.
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     Section 2.04.  HOLDING OVER.  Tenant shall vacate the Property upon the expiration or earlier termination of the Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damages incurred by Landlord resulting from any delay by Tenant in vacating the Property. If Tenant does not vacate the Property upon the expiration or earlier termination of the Lease and Landlord thereafter accepts rent from Tenant, Tenant's occupancy of the Property shall be a "month-to-month" tenancy, subject to all of the terms of this Lease applicable to a month-to-month tenancy, except that the Base Rent then in effect shall be increased by twenty-five percent (25%).

     Section 2.05. OPTION TO RENEW. Lessee shall have the option to renew this Lease for two (2) additional five (5) year periods provided Lessee has complied with each of the following conditions: (1) At the time of exercise of the option in accordance with the notification provisions set forth hereinbelow, Lessee is not in default of any of the terms and conditions of this Lease; and (2) Lessee has not been in default of any term or condition of this Lease within the four
(4) month period immediately preceding the required notification of exercise. Lessee must exercise its option to renew by giving written notice ninety (90) days prior to expiration of this Lease of its intention to extend for each of the additional five (5) year periods. All the terms and conditions shall remain the same with the exception of rent, which shall be ninety-five percent (95%) of the Fair Market Rent. For purposes hereof, "Fair Market Rent" shall mean the first year's effective rental rates then being received for like premises in like buildings in the area for leases of approximately five years and on otherwise substantially similar terms of this Lease. For purposes hereof, adjustments to such effective rental rates applicable after the first year of the term shall not be taken into account in determining Fair Market Rent. Landlord and Tenant shall have thirty (30) days after Tenant notifies Landlord of the exercise of its Option to Extend in which to agree to the Fair Market Rent.

     If the parties cannot agree to the Fair Market Rent within such thirty (30) day period, each party shall appoint an Appraiser (hereinafter defined) and shall give notice to the other party of the identity of the Appraiser within ten
(10) days after the expiration of said thirty (30) day period. For purposes hereof, "Appraiser" means a real estate broker or MAI designated appraiser, in either case with not less than five (5) years of full time commercial appraisal or brokerage experience in the area in which
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the Premises are located and with no prior business dealings with the party appointing such Appraiser.

     If either party fails to appoint an Appraiser, the sole Appraiser appointed shall make the determination of Fair Market Rent. If two Appraisers are appointed, they shall immediately meet and attempt to agree upon the Fair Market Rent. If they are unable to do so within fifteen (15) days after their first meeting, they shall jointly appoint a third Appraiser to make such determination, and the third Appraiser shall make such determination within ten
(10) days of his/her appointment. If the two Appraisers are unable to agree upon such third Appraiser, either party may petition the Presiding Judge of the Superior Court of Yolo County to appoint such third Appraiser.

     The determination of Fair Market Rent as provided herein shall be binding upon the parties hereto. Promptly upon such determination, the parties shall execute an amendment specifying ninety-five percent (95%) of the Fair Market Rent.

ARTICLE THREE: BASE RENT

     Section 3.01. TIME AND MANNER OF PAYMENT. Upon execution of this Lease, Tenant shall pay Landlord the Base Rent in the amount stated in Paragraph 1.13(a) above for the first month of the Lease Term, and the Security Deposit in the amount stated in Paragraph 1.11. On the first (1st) day of the second month of the Lease Term and each month thereafter, Tenant shall pay Landlord the Base Rent, in advance, without offset, deduction or prior demand. The Base Rent shall be payable at Landlord's address or at such other place as Landlord may designate in writing.

     Section 3.02. BASE RENT INCREASES. The Base Rent shall be increased at the times specified in Paragraph 1.12 (a) above. Landlord shall notify Tenant of each increase in writing. Tenant shall pay the new Base Rent from its effective date until the next periodic increase. Landlord's notice may be given after the effective date of the increase. In such event, Tenant shall pay Landlord the necessary rental adjustment for the months elapsed between the effective date of the increase and Landlord's notice of such increase within ten (10) days After Landlord's notice.

     Section 3.03. SECURITY DEPOSIT INCREASES. Each time the Base Rent is increased, Tenant shall deposit additional funds with Landlord sufficient to increase the Security Deposit to an amount which bears the same relationship to the adjusted Base Rent as the initial Security Deposit bore to the initial Base Rent. The initial Security Deposit shall be paid by Tenant to Landlord upon

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execution of the Lease.

     Section 3.04. TERMINATION; ADVANCE PAYMENTS. Upon termination of this Lease under Article Seven (Damage or Destruction), Article Eight (Condemnation) or any other termination not resulting from Tenant's default, and after Tenant has vacated the Property in the manner required by this Lease, a pro rata adjustment shall be made concerning advance rent, any other advance payments made by Tenant to Landlord, and accrued real property taxes.

ARTICLE FOUR:  OTHER CHARGES PAYABLE BY TENANT

     Section 4.01. ADDITIONAL RENT. All charges payable by Tenant other than Base Rent are called "Additional Rent." Unless this Lease provides otherwise, all Additional Rent shall be paid with the next monthly installment of Base Rent. The term "Rent" shall mean Base Rent and Additional Rent.

     Section 4.02.  REAL PROPERTY TAXES.

     (a) PAYMENT OF TAXES. Tenant shall pay all real property taxes on the Property during the Lease Term. Subject to Paragraph 4.02(c) and Section 4.08 below, such payment shall be made at least ten (10) days prior to the delinquency date of the taxes. Tenant shall promptly furnish Landlord with satisfactory evidence that the real property taxes have been paid. Landlord shall reimburse Tenant for any real property taxes paid by Tenant covering any period of time prior to or after the Lease Term. If Tenant fails to pay the real property taxes when due, Landlord may pay the taxes and Tenant shall reimburse Landlord for the amount of such tax payment as Additional Rent within fifteen
(15) days after Tenant receives written notice of same from Landlord.


     (b) DEFINITION OF "REAL PROPERTY TAX". "Real Property Tax" means: (i) any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Property or land upon which the Property is located; (ii) any Real Property tax on the Landlord's right to receive, or the receipt of, rent or income from the Property or against Landlord's business of leasing the Property; (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Property by any governmental agency; (iv) any Real Property tax imposed upon this transaction, or based upon a reassessment of the property due to a change of ownership or transfer of all or part of Landlord's interest in the Property; and (v) any charge or fee replacing any tax previously included within the definition of real
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property tax. "Real property tax" does not, however, include Landlord's federal or state income, franchise, inheritance or estate taxes.

     (c) JOINT ASSESSMENT. If the Property is not separately assessed, Tenant's share of the real property tax payable by Tenant under Paragraph 4.02(a) shall be determined from the assessor's worksheets or other reasonable available information. Landlord shall make a reasonable determination of Tenant's proportionate share of such real property tax and Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.

     (d)  PERSONAL PROPERTY TAXES.

          (i) Tenant shall pay all taxes charged against trade fixtures, equipment or any other personal property belonging to Tenant. Tenant shall try to have personal property taxed separated from the Property..

          (ii) In the event Landlord pays taxes on the Property, if any of Tenant's personal property is taxed with the Property, Tenant shall pay Landlord the taxes for the personal property within fifteen (15) days after Tenant receives a written statement from Landlord for such personal property taxes.

     (e) TENANT'S RIGHT TO CONTEST TAXES. Tenant may attempt to have the assessed valuation of the Property reduced or may initiate proceedings to contest the real property taxes. If required by law, Landlord shall join in the proceedings brought by Tenant. However, Tenant shall pay all costs of the proceedings, including any costs incurred by Landlord. Upon the final determination of any proceeding or contest, Tenant shall immediately pay the real property taxes due, together with all costs, charges, interest and penalties incidental to the proceedings. If Tenant does not pay the real property taxes when due and contests such taxes, Tenant shall not be in default under this Lease for nonpayment of such taxes if Tenant deposits funds with Landlord or opens an interest-bearing account reasonably acceptable to Landlord in the joint names of Landlord and Tenant. The amount of such deposit shall be sufficient to pay the real property taxes plus a reasonable estimate of the interest, costs, charges and penalties which may accrue if Tenant's action is unsuccessful, less any applicable tax impounds previously paid by Tenant to Landlord. The deposit shall be applied to the real property taxes due, as determined at such proceedings. The real property taxes shall be paid under protest from each deposit if such payment under protest is necessary to prevent to Property from being sold under a "tax sale" or similar
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enforcement proceeding.

     Section 4.03. UTILITIES. Tenant shall pay, directly to the appropriate supplier, the cost of all natural gas, heat, light, power, sewer service, telephone, water, refuse disposal, fire monitoring (if applicable), and other utilities and services supplied to the Property. However, if any services or utilities are jointly metered with other property, Landlord will, upon request by Tenant, separately meter the Property. In the absence of Tenant's request, Landlord shall make a reasonable determination of Tenant's proportionate share of the cost of such utilities and services and Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.

     Section 4.04.  INSURANCE PREMIUMS.

     (a) LIABILITY INSURANCE. During the Lease Term, Tenant shall maintain a policy of comprehensive public liability insurance, at Tenant's expense, insuring Landlord against liability arising out of the ownership, use, occupancy or maintenance of Tenant's proportionate share of the Property. The initial amount of such insurance shall be at least $3,000,000, and shall be subject to periodic increase based upon inflation, increased liability awards, recommendation of professional insurance advisers, and other relevant factors. However, the amount of such insurance shall not limit Tenant's liability nor relieve Tenant of any obligation hereunder. The policy shall contain cross-liability endorsements, if applicable, and shall insure Tenant's performance of the indemnity provisions of Paragraphs 5.05(a), (b) and (e). Tenant shall, at Tenant's expense, maintain such other liability insurance as Tenant deems necessary to protect Tenant.

     (b) HAZARD AND RENTAL INCOME INSURANCE. During the Lease Term, Landlord shall maintain policies of insurance at Tenant's expense, covering loss of or damage to the Property in the full amount of its replacement value. Such policies shall provide protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk), sprinkler leakage, earthquake sprinkler leakage, and Inflation Guard endorsement, and any other perils (except flood unless required by a lender holding a security interest in the Property) which Landlord reasonably deems necessary. Landlord may obtain insurance coverage for Tenant at Tenant's expense, maintain such primary or additional insurance on its fixtures, equipment and building improvements as Tenant deems necessary to protect its interest. During the Lease Term, Landlord shall also maintain a rental income insurance policy at Tenant's expense, with loss payable to Landlord in an amount equal to one
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(1) year's Base Rent, estimated real property taxes and insurance premiums.
Tenant shall not do or permit to be done anything which invalidates any such insurance policies.

     (c) PAYMENT OF PREMIUMS; INSURANCE POLICIES. Subject to Section 4.05 Tenant shall pay all premiums for the insurance policies described in Paragraph 4.04(a) and (b) within fifteen (15) days after receipt by Tenant of a copy of the premium statement or other evidence of the amount due. If the insurance policies maintained by landlord cover improvements or real property other than the Property, Landlord shall also deliver to Tenant a statement of the amount of the premiums applicable to the Property showing, in reasonable detail, how such amount was computed. If the Lease Term expires before the expiration of the insurance policy period, Tenant's Liability for insurance premiums shall be prorated on an annual basis. All insurance shall be maintained with companies holding a "General Policyholder's Rating" of B+ or better, as set forth in the most current issue of "Best's Insurance Guide." Tenant shall be liable for the payment of any deductible amount under Landlord's insurance policies; said deductible shall in no event be greater than $1,000. All policies required to be maintained hereunder may be maintained under Tenant's existing umbrella policies.

     Section 4.05. MULTIPLE TENANT BUILDINGS; RULES AND REGULATIONS. If the Property is part of a larger building or group of buildings, Tenant shall pay monthly, in advance, its pro rata share of common area maintenance and repair costs as reasonably determined by Landlord. Tenant shall also comply with Landlord's rules and regulations respecting the management, care and safety of the common areas of such buildings and grounds, including parking areas, landscaped areas, walkways, hallways and other facilities provided for the common use and convenience of other occupants. Notice of such rules and regulations will be posted or given to Tenant. Tenant shall pay for any increase in the property insurance premiums for such buildings caused by Tenant's acts, omissions, use or occupancy of the Property.

     Section 4.06. LATE CHARGES. Tenant's failure to pay rent promptly may cause Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any ground lease, mortgage or trust deed encumbering the Property. Therefore, if Landlord does not receive any rent payment on or before the day it becomes due, Landlord shall have the option to notify Tenant verbally or in writing of Landlord's failure to receive the rent payment, and Tenant shall
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have ten (10) days from the receipt of such notice within which to make the rent payment to Landlord. If Tenant does not make the rent payment within the ten-day period following receipt of the notice, Tenant shall pay landlord a late charge equal to five percent (5%) of the overdue amount. During the course of this Lease if Tenant fails to pay the rent payment by the day it becomes due more than three (3) times in any lease year, then the required notice from Landlord to Tenant as provided hereinabove is hereby waived by Tenant and any such notice requirement is dispensed with so that Tenant shall thereafter automatically pay Landlord a late charge equal to five percent (5%) of the overdue amount. A rent payment is deemed overdue if not paid on or before the due date. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment. Any payment made by Tenant to Landlord under this section shall be considered additional rent.

     Section 4.07. INTEREST ON PAST DUE OBLIGATIONS. Any amount owed by Tenant to Landlord which is not paid when due shall bear interest at the rate of ten percent (10%) per annum from the due date of such amount. The payment of interest on such amounts shall not excuse the payment of late charges under
Section 4.06. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law. Any such payment under this section shall be considered additional rent.

     Section 4.08. IMPOUNDS FOR INSURANCE PREMIUMS AND REAL PROPERTY TAXES. If requested by any ground lessor or lender to whom Landlord has granted a security interest in the Property, or if Tenant is more than ten (10) days late in the payment of rent more than once in any consecutive twelve (12) month period, Tenant shall pay Landlord a sum equal to one-twelfth (1/12) of the annual real property taxes and insurance premiums payable by Tenant under this Lease, together with each payment of Base Rent. Such payments shall be held by Landlord in a non-interest bearing impound account. The amount of real property taxes and insurance premiums when unknown shall be reasonably estimated by Landlord. Funds in the impound account shall be applied by Landlord to the payment of real property taxes and insurance premiums when due. Any deficiency of funds in the impound account shall be paid by Tenant to Landlord upon written request. If Tenant defaults under this Lease, Landlord may apply any funds in the impound account to any obligation then due under this Lease.

     Section 4.09. IMPROVEMENTS REQUIRED BY CODE OR LAW. In the event the responsible fire department, or any other governmental agency, governmental entity, public district, public council or
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any other standard or rule making body requires additional changes in construction or improvements to be constructed on the property due to Tenant's proposed use of said property, such changes or improvements and any and all related costs shall be the sole cost, expense and responsibility of Tenant.

ARTICLE FIVE:  USE OF PROPERTY

     Section 5.01. PERMITTED USES. Tenant nay use the Property only for the Permitted Uses set forth in Section 1.06 above.

     Section 5.02. MANNER OF USE. Tenant shall not cause or permit the Property to be used in any way which constitutes a violation of any law, ordinance, or government regulation or order, which annoys or interferes with the rights of tenants or the development of which the Property is part, or which constitutes a nuisance or waste. Except as otherwise provided in Section 15.17 hereof, Tenant shall promptly take all substantial and non-substantial actions necessary to comply with all applicable statutes, ordinances, rules, regulations, orders and requirements regulating the use by Tenant of the Property, including the Occupational Safety and Health Act, and other safety statutes, Administrative Codes or safety orders.

     Section 5.03. SIGNS, AUCTIONS. Tenant shall not place any signs on the Property without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. Tenant shall not conduct or permit any auctions or sheriff's sales at the Property.

     Section 5.04.  HAZARDOUS MATERIALS.

     (a) REPORTING REQUIREMENTS. Tenant or any occupant, sublessee or assignee (collectively "User") shall be required to report to the City or County Division of Environmental Health or other applicable governmental agency, all hazardous and extremely hazardous materials handled, stored, used, generated, manufactured by the user in the Property, or which, to Tenant's actual knowledge, or constructive knowledge pursuant to applicable law, are otherwise occurring on the premises as required by the California Health and Safety Code, and all other Federal, State and local statutes and regulations. Any such User shall be required to clean up and abate any environmental pollution and/or contamination resulting from the use, generation, storage, manufacture, handling, spillage, or other consequence of the presence of hazardous and/or extremely hazardous materials upon the Property by the user. Tenant shall be required to adhere to all Federal and State statutes, laws, rules, regulations and orders regulating the presence, use, storage and disposal of toxic or hazardous materials.

     (b) ENVIRONMENTAL COMPLIANCE. Tenant shall not cause or permit any Hazardous Material to be brought upon, kept or used in
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or about the Property by Tenant, its agents, employees, contractors or invitees, without the prior written consent of Landlord (which consent Landlord shall not unreasonably withhold as long as Tenant demonstrates to Landlord's reasonable satisfaction that such Hazardous Material is necessary or useful to Tenant's business and will be used, kept and stored in a manner that complies with all laws relating to any such Hazardous Material so brought upon or used or kept in or about the Property). If Tenant breaches the obligations stated in the preceding sentence, or if the presence of Hazardous Material on the Property caused by Tenant results in contamination of the Property, or if contamination of the Property by Hazardous Material otherwise occurs for which Tenant is legally liable to Landlord for damage resulting therefrom, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Property, damages for the losses or restriction on use of rentable or usable space or of any amenity of the Property, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the lease term as a result of such contamination. The indemnification set forth herein shall run to the benefit of any bank or other lender to which Landlord or Landlords' successors and assigns may grant a security interest in the Property and/or the Property. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Property. Without limiting the foregoing, if the presence of any Hazardous Material on the Property caused or permitted by Tenant results in any contamination of the Property, Tenant shall promptly take all actions at its sole expense as are necessary to return the Property to the condition existing prior to the introduction of any such Hazardous Material to the Property; provided that Landlord's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld or delayed so long as such actions would not potentially have any material adverse long-term or short-term effect on the Property. Landlord and Tenant shall indemnify, defend and hold harmless each other from and against all claims, judgments, damages, penalties, fines, costs, liabilities or losses, including reasonable attorneys' fees, arising in connection with the contamination of the Property proximately caused by the either of them.

     As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste which is or becomes

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regulated by any local governmental authority, the State of California or the
United States Government. The term "Hazardous Material" includes, without limitation, any material or substance which is (i) defined as a "hazardous waste," "extremely hazardous waste" or "restricted hazardous waste" under Sections 25115, 25117 or 25122.7, or listed pursuant to Section 25140 of the California Health and Safety Code, Division 20, Chapter 6.5 (Hazardous Waste Control Law); (ii) defined as a "hazardous substance" under Section 25316 of the California Health and Safety Code, Division 20, Chapter 6.8 (Carpenter-Presley-Tanner Hazardous Substance Account Act); (iii) defined as a "hazardous material," "hazardous substance" or "hazardous waste" under Section 25501 of the California Health and Safety Code, Division 20, Chapter 6.95 (Hazardous Materials Release Response Plans and Inventory); (iv) defined as a "hazardous substance" under Section 25281 of the California Health and Safety Code, Division 20, Chapter 6.7 (Underground Storage of Hazardous Substances);
(v) petroleum; (vi) asbestos; (vii) listed under Article 9 or defined as hazardous or extremely hazardous pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20; (viii) designated as a "hazardous substance" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq. (42 U.S.C. Section
6903); (ix) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.
Section 9601 et seq. (42 U.S.C. Section 9601); or (x) any substance requiring remediation under any federal, state, municipal or other governmental statute, ordinance, rule, regulation or policy.

     Section 5.05. INDEMNITY. Tenant shall indemnify Landlord against and hold Landlord harmless from any and all costs, claims, suits, damages, expenses or liability of any kind arising from: (a) Tenant's use of the Property; (b) the conduct of Tenant's business or anything else done or permitted by Tenant to be done in, on or about the Property, including any of User's activities as pertaining to Hazardous Materials pursuant to Section 5.03 hereinabove or any other section contained in this Lease; (c) any breach or default in the performance of Tenant's obligations under this Lease; (d) any misrepresentation or breach of warranty by Tenant under this Lease; or (e) other acts or omissions of Tenant, or Tenant's permitees, employees, agents and licensees. Tenant shall defend Landlord against any such cost, claim, suit, damage, expense or liability at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's elections, Tenant shall reimburse Landlord for any legal fees or costs incurred by Landlord in connection with any such claim.

     Section 5.06.  LANDLORD'S ACCESS.  Landlord or its agents may

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enter the Property at all reasonable times to show the Property to potential buyers, investors or tenants or other parties, or for any other purpose Landlord deems necessary. Landlord shall give Tenant prior notice of such entry, except in the case of an emergency. Landlord may place customary "For Sale" or "For Lease" signs on the Property.

     Section 5.07. QUIET POSSESSION. If Tenant pays the rent and complies with all other terms of this Lease, Tenant may occupy and enjoy the Property for the full Lease Term, subject to the provisions of this Lease.

ARTICLE SIX:   CONDITION OF PROPERTY; MAINTENANCE, REPAIRS AND ALTERATIONS

     Section 6.01. EXISTING CONDITIONS. Except as set forth in any exhibit or rider requiring Landlord to perform work on the Property prior to the Commencement Date, Tenant accepts the Property in its condition as of the execution of the Lease, subject to all recorded matters, laws, ordinances, and governmental regulations and orders. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation as to the condition of the Property or the suitability of the Property for Tenant's specific intended use.

     Section 6.02. EXEMPTION OF LANDLORD FROM LIABILITY. Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant, Tenant's employees, invitiees, customers or any other person in or about the Property, whether such damage or injury is caused by or results from: (a) fire, steam, electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause; (c) conditions arising in, on or about the Property or upon other portions of any building of which the Property is a part, or from other sources or places; or (d) any act or omission of any other tenant of any building of which the Property is a part unless such loss or damage shall be the result of Landlord's negligence or intentional acts, including without limitation, Landlord's failure to construct the improvements in a good and workmanlike manner. The aforesaid limitation and exemption of Landlord from liability is based on Tenant's covenant and promise to maintain policies of insurance sufficient to cover any such damage, injury or loss pursuant to paragraph 4.04 above.

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     Section 6.03.  TENANT'S OBLIGATIONS.

     (a) Tenant shall keep the Property (including all structural nonstructural, interior, exterior, and landscaped areas, portions, systems and equipment) in good order, condition and repair during the Lease Term. Tenant shall promptly replace any portion of the Property or system or equipment in the Property which cannot be fully repaired, regardless of whether the benefit of such replacement extends beyond the Lease Term. Tenant shall also maintain a preventive maintenance contract providing for the regular inspection and maintenance of the heating and air conditioning system, at Tenant's expense. It is the intention of Landlord and Tenant that, at all times during the Lease Term, Tenant shall maintain the Property in an attractive, first-class and fully operative condition.

     (b) All of Tenant's obligations to maintain and repair shall be accomplished at Tenant's sole expense. If Tenant fails to maintain and repair the Property, Landlord may, on ten (10) days prior notice, except that no notice shall be required in case of emergency, enter the Property and perform such repair and maintenance on behalf of Tenant. In such case, Tenant shall reimburse Landlord for all costs so incurred immediately upon written demand.

     Section 6.04. LANDLORD'S OBLIGATIONS. Subject to the provisions of Article Seven (Damage or Destruction) and Article Eight (Condemnation), Landlord shall have absolutely no responsibility to repair, maintain or replace any portion of the Property at any time. Tenant waives the benefit of any present or future law which might give Tenant the right to repair the Property at Landlord's expense or to terminate the Lease due to the condition of the Property.

     Section 6.05.  ALTERATIONS, ADDITIONS AND IMPROVEMENTS.

     (a) Except as otherwise set forth in Section 6.05(c) below, Tenant shall not make any alterations, additions, or improvements to the Property without Landlord's prior written consent, except for non-structural alterations which do not exceed One Hundred Thousand Dollars ($100,000) in cost cumulatively over the Lease Term and which are not visible from the outside of any building of which the Property is part. Consent for non-structural alterations, other alterations, additions, or improvements to the property will not be unreasonably withheld. Landlord may require Tenant to provide demolition and/or lien and completion bonds in form and amount satisfactory to Landlord. Tenant shall promptly removeany alterations, additions, or improvements constructed in violation of this Paragraph 6.05(a) upon Landlord's written request. All alterations, additions, and improvements will be accomplished in

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a good and workmanlike manner, in conformity with all applicable laws and regulations, and by a contractor reasonably approved in writing by Landlord. Upon completion of any such work, Tenant shall provide Landlord with "as built" plans, copies of all construction contracts, and proof of payment of all labor and materials.

     (b) Tenant shall pay when due all claims for labor and material furnished to the Property. Tenant shall give Landlord at least ten (10) days' prior written notice of the commencement of any work on the Property. Landlord may elect to record and post notice of non-responsibility on the Property.

     (c) Upon substantial completion of the construction of the Property, Tenant may install food processing equipment and fixtures without securing Landlord's prior consent, as reasonably necessary or appropriate for Tenant's contemplated use of the Property, however, Tenant shall not interfere with Landlord's work in progress or construction, and Tenant shall use the utmost care for the safety of its employees and agents and others on the Property in their installation activities.

     Section 6.06. CONDITION UPON TERMINATION. Upon the termination of the Lease, Tenant shall surrender the Property to Landlord, broom clean and in the same condition as received except for ordinary wear and tear which Tenant was not otherwise obligated to remedy under any provision of this Lease. However, Tenant shall not be obligated to repair any damage which Landlord is required to repair under Article Seven (Damage or Destruction). Tenant shall have a right to remove any or all of its machinery, equipment and trade fixtures, provided Tenant leaves the Property in pre-removal condition excepting reasonable wear and tear. In addition, Landlord may require Tenant to remove any alterations, additions or improvements prior to the termination of the Lease and to restore the Property to its prior condition excepting reasonable wear and tear, provided that Landlord notified Tenant of its decision to require removal at the time of installation. Tenant shall give written notice of installation to Landlord prior to the commencement of any work thereon. Landlord shall give written notice of removal to Tenant within twenty (20) days of receiving Tenant's notice of installation. If Tenant fails to give notice of installation to Landlord, then Landlord shall have the option to require Tenant to remove alterations, additions or improvements. All alterations, additions and improvements which Landlord has not required Tenant to remove shall become Landlord's property and shall be surrendered to Landlord upon the termination of the Lease, Tenant shall repair, at Tenant's expense, any damage to the Property caused by the removal of any such trade fixtures,

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machinery or equipment. In no event, however, shall Tenant remove any of the following materials or equipment without Landlord's prior written consent: any power wiring or power panels; lighting or lighting fixtures; wall coverings; drapes; blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners or any other heating or air conditioning equipment; fencing or security gates; or other similar building operating equipment and decorations unless owned and installed by Tenant.

ARTICLE SEVEN: DAMAGE OR DESTRUCTION

     Section 7.01. PARTIAL DAMAGE TO PROPERTY. Tenant shall notify Landlord in writing immediately upon the occurrence of any damage to the Property. If the Property is only partially damaged and if the proceeds received by Landlord from the insurance policies described in Paragraph 4.04(b) are sufficient to pay for the necessary repairs, this Lease shall remain in effect and Landlord shall repair the damage as soon as reasonably possible. Landlord may elect to repair any damage to Tenant's fixtures, equipment or improvements. If the insurance proceeds received by Landlord are not sufficient to pay the entire cost of repair, or if the damage was due to a cause not covered by the insurance policies which Landlord maintains under Paragraph 4.04(b), Landlord may elect either to (a) repair the damage as soon as reasonably possible in which case this Lease shall remain in full force and effect, or (b) if Tenant has not otherwise elected to pay the difference between the cost of repairs and the amount of insurance proceeds or to repair the Property, terminate this Lease as of the date the damage occurred. Landlord shall notify Tenant within thirty (30) days after receipt of notice of the occurrence of the damage, whether Landlord elects to repair the damage. If Landlord elects to repair the damage, Tenant shall pay Landlord the "deductible amount" (if any) under Landlord's insurance policies, and, if the damage was due to an act or omission of Tenant, the difference between the actual cost of repair and any insurance proceeds received by Landlord. If Landlord does not give notice of intention to repair the damage within thirty (30) days, then Tenant may elect to repair the damage by notifying Landlord in writing within thirty (30) days of the intention to do so. If Tenant notifies Landlord of the intention to repair the damage, Tenant shall pay the cost of such repairs, except that Tenant shall be entitled to any insurance proceeds received by Landlord for damage repaired by Tenant at the time such proceeds are received by Landlord. If neither Landlord not Tenant exercises the option to repair the damage, this Lease shall terminate. If the damage to the Property occurs during the last six (6) months of the Lease Term, as same may be extended pursuant to Section 2.05, Landlord may elect to terminate this Lease as of the date the damage occurred regardless of the sufficiency of any insurance

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proceeds. In such event, Landlord shall not be obligated to repair or restore the property and Tenant shall have no right to continue this Lease. Landlord shall notify Tenant of its election within thirty (30) days after receipt of notice of the occurrence of the damage.

     Section 7.02. TOTAL OR SUBSTANTIAL DESTRUCTION. If the Property is totally or substantially destroyed by any cause whatsoever, or if the Property is in a building which is substantially destroyed (even though the Property is not totally or substantially destroyed), this Lease shall terminate as of the date the destruction occurred regardless of whether Landlord receives any insurance proceeds. However, if the Property can be rebuilt within one (1) year after the date of destruction, Landlord may elect to rebuild the Property at Landlord's own expense, in which case, this Lease shall remain in full force and effect. Landlord shall notify Tenant of such election within thirty (30) days after the occurrence of total or substantial destruction. If the destruction was caused by an act or omission of Tenant, Tenant shall pay Landlord the difference between the actual cost of rebuilding and any insurance proceeds received by Landlord.

     Section 7.03. TEMPORARY REDUCTION OF RENT. If the Property is destroyed or damaged and Landlord or Tenant repairs or restores the Property pursuant to the provisions of this Article Seven, any rent payable during the period of such damage, repair and/or restoration shall be reduced according to the degree, if any, to which Tenant's use of the Property is impaired, unless such destruction or damage is caused in whole or in part by Tenant's negligence or wilful misconduct, in which case there shall be no reduction in rent or by the amount of any rental income insurance proceeds received by Landlord. Except for such possible reduction in Base Rent, insurance premiums and real property taxes, Tenant shall not be entitled to any compensation, reduction, or reimbursement from Landlord as a result of any damage, destruction, repair, or restoration of or to the Property.

ARTICLE EIGHT: CONDEMNATION

     If all or any portion of the Property is taken under the power of eminent domain or sold under the threat of that power (all of which are called "Condemnation"), this Lease shall terminate as to the part taken or sold on the date the condemning authority takes title or possession, whichever occurs first. If more than twenty percent (20%) of the floor area of the building in which the Property is located, or which is located on the Property, is taken, either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes title or possession, by delivering
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written notice to the other within ten (10) days after receipt of written notice of such taking or in the absence of such notice, within ten (10) days after the condemning authority takes possession. If neither Landlord nor Tenant terminates this Lease, this Lease shall remain in effect as to the portion of the Property not taken, except that the Base Rent shall be reduced in proportion to the reduction in the area of the Property. Any Condemnation award or payment shall be distributed in the following order: (1) first, to any ground lessor, mortgagee or beneficiary under a deed of trust encumbering the Property, the amount of its interest in the Property; (b) second, to Tenant, only the amount of any award specifically designated for the value of Tenant's leasehold interest, relocation costs, and/or loss of or damage to Tenant's trade fixtures or removable personal property; and (c) third, to Landlord, the remainder of such award, whether as compensation for reduction in the value of the leasehold, the taking of the fee, or otherwise. If this Lease is not terminated, Landlord shall repair any damage to the Property caused by the Condemnation, except that Landlord shall not be obligated to repair any damage for which Tenant has been reimbursed by the condemning authority. If the severance damages received by Landlord are not sufficient to pay for such repair, Landlord shall have the right to either terminate the Lease or make such repair at Landlord's expense.

ARTICLE NINE:  ASSIGNMENT AND SUBLETTING

     Section 9.01. LANDLORD'S CONSENT REQUIRED. No portion of the Property or of Tenant's interest in this Lease may be acquired by any other person or entity, whether by assignment, mortgage, sublease, transfer, operation of law, or act of Tenant, without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed except as provided in Section 9.02 below. Landlord shall grant or withhold its consent as provided in Section 9.04 below. Any attempted transfer without consent shall be void and shall constitute a non-curable breach of this Lease. If Tenant is a partnership, any cumulative transfer of more than twenty percent (20%) of the partnership interest shall require Landlord's consent. If Tenant is a corporation, any change in a controlling interest of the voting stock of the corporation shall require Landlord's consent.

     Section 9.02. TENANT'S AFFILIATE. Tenant may assign this Lease or sublease the Property to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger of or consolidation with Tenant or to any entity engaged in a joint venture with Tenant; or to any entity which acquires substantially all of the stock or assets of Tenant, as a going concern, with respect to the business

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that is being conducted in the Premises ("Tenant's Affiliate"). Tenant shall provide to Landlord reasonable written proof of identity or assignee or sublessee. In such case, any Tenant's Affiliate shall assume in writing all of Tenant's obligations under this Lease.

     Section 9.03. NO RELEASE OF TENANT. No transfer permitted by this Article Nine, whether with or without Landlord's consent, shall release Tenant or change Tenant's primary liability to pay the rent and to perform all other obligations of Tenant under this Lease. Landlord's acceptance of rent from any other person is not a waiver of any provision of this Article Nine. Consent to one transfer is not a consent to any subsequent transfer. If Tenant's transferee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing remedies against the transferee.

     Section 9.04. LANDLORD'S ELECTION. Tenant's request for consent to any transfer described in Section 9.01 above shall be accompanied by a written statement setting forth the details of the proposed transfer, including the name, business and financial condition of the prospective transferee, financial details of the proposed transfer (e.g., the term of and rent and security deposit payable under any assignment or sublease), and any other information Landlord reasonably deems relevant. Landlord shall have the right (a) to withhold consent, if reasonable; or (b) to grant consent.

     Section 9.05. NO MERGER. No merger shall result from Tenant's sublease of the Property under this Article Nine, Tenant's surrender of this Lease or the termination of this Lease in any other manner. In any such event, Landlord may terminate any or all subtenancies or succeed to the interest of Tenant or sublandlord thereunder.

ARTICLE TEN:   DEFAULTS REMEDIES

     Section 10.01. COVENANTS AND CONDITIONS. Tenant's performance of each of Tenant's obligations under this Lease is a condition as well as a covenant. Tenant's right to continue in possession of the Property is conditioned upon such performance. Time is of the essence in the performance of all covenants and conditions.

     Section 10.02. DEFAULTS.  Tenant shall be in material default under this
Lease:

     (a)  If Tenant abandons the Property or if Tenant's vacation

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of the Property results in the cancellation of any insurance described in
Section 4.04;

     (b) If Tenant fails to pay rent or any other charge required to be paid by Tenant, as and when due except that Landlord shall give written notice of failure to receive rent and Tenant shall have five (5) days to pay from receipt of said notice. However, whether or not Tenant received said notice, rent must be received by Landlord no later than fifteen (15) days from the due date. If Landlord gives notice of failure to receive rent more than three
(3) times in any twelve (12) month period, then, thereafter, any failure of Tenant to pay rent on or before the date due shall be a material breach, and no further notice must be given by Landlord;

     (c) If Tenant fails to perform any of Tenant's non-monetary obligations under this Lease for a period of thirty (30) days after receipt of written notice from Landlord; provided that if more than thirty (30) days are required to complete such performance, Tenant shall not be in default if Tenant commences such performance within the thirty (30) day period and thereafter diligently pursues its completion. The notice required by this Paragraph is intended to satisfy any and all notice requirements imposed by law on Landlord and is not in addition to any such requirement;

     (d) (i) If Tenant makes a general assignment or general arrangement for the benefit of creditors; (ii) if a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Tenant and is not dismissed within thirty (30) days; (iii) if a trustee or receiver is appointed to take possession of substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease and possession is not restored to Tenant within thirty (30) days; or (iv) if substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease is subjected to attachment, execution or other judicial seizure which is not discharged within thirty (30) days. If a court of competent jurisdiction determines that any of the acts described in this subparagraph (d) is not a default under this Lease, and a trustee is appointed to take possession (or if Tenant remains a debtor in possession) and such trustee or Tenant transfers Tenant's interest hereunder, then Landlord shall receive, as Additional Rent, the difference between the rent (or any other consideration) paid in connection with such assignment or sublease and the rent payable by Tenant hereunder.

     Section 10.03. REMEDIES. On the occurrence of any material default by Tenant, Landlord may, at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have:
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     (a)  Terminate Tenant's right to possession of the Property by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Property to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including (i) the worth at the time of the award of the unpaid Base Rent, Additional Rent and other charges which had been earned at the time of the termination; (ii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which would have been earned after termination until the time of the award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which would have been paid for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment actually and proximately caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses incurred by Landlord in maintaining or preserving the Property after such default, the cost of recovering possession of the Property, expenses of reletting, including necessary renovation or alteration of the Property, Landlord's reasonable attorneys' fees incurred in connection therewith, and any real estate commission paid or payable. As used in subparts (i) and (ii) above, the "worth at the time of the award" is computed by allowing interest on unpaid amounts at the rate of ten percent (10%) per annum, or such lesser amount as may then be the maximum lawful rate. As used in subpart (iii) above, the "worth at the time of the award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus 1%. If Tenant shall have abandoned the Property for a period in excess of sixty (60) days, Landlord shall have the option of (i) retaking possession of the Property and recovering from Tenant the amount specified in this paragraph 10.03(a), or (ii) proceeding under Paragraph 10.03(b);

     (b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Property. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder;

     (c)  Pursue any other remedy now or hereafter available to

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Landlord under the laws or judicial decisions of the state in which the property is located.

     Section 10.04. CUMULATIVE REMEDIES. Landlord's exercise of any right or remedy shall not prevent it from exercising any other right or remedy.

ARTICLE ELEVEN:     PROTECTION OF LENDERS

     Section 11.01. SUBORDINATION. Landlord shall have the right to subordinate this Lease to any ground lease, deed of trust or mortgage encumbering the Property, any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. landlord shall obtain a non-disturbance agreement, in a form reasonably satisfactory to Tenant's counsel, from the holder(s) of any interest in the Property having priority over this Lease. However, Tenant's right to quiet possession of the Property during the Lease Term shall not be disturbed if Tenant pays the rent and performs all of Tenant's obligations under this Lease and is not otherwise in default. If any ground lessor, beneficiary or mortgagee elects to have this Lease prior to the lien of its ground lease, deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof.

     Section 11.02. ATTORNMENT. If Landlord's interest in the Property is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee, or purchaser at a foreclosure sale, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Property and recognize such transferee or successor as Landlord under this Lease, provided Landlord shall obtain a nondisturbance agreement, in a form reasonably satisfactory to Tenant's counsel, in connection with each such attornment. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Property upon the transfer of Landlord's interest.

     Section 11.03. SIGNING OF DOCUMENTS. Tenant shall sign and deliver any instrument or document necessary or appropriate to evidence any such attornment or subordination or agreement to do so. Such subordination and attornment documents may contain such provisions as are customarily required by any ground lessor, beneficiary under a deed of trust or mortgagee.

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     Section 11.04. ESTOPPEL CERTIFICATES.

     (a) Upon Landlord's written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying: (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been cancelled or terminated; (iii) the last date of payment of the Base Rent and other charges and the time period covered by such payment; (iv) that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why); and (v) such other matters as may be reasonably required by Landlord or the holder of a mortgage, deed of trust or lien to which the Property is or becomes subject. Tenant shall deliver such statement to Landlord within ten (10) days after Landlord's request. Any such statement by Tenant may be given by Landlord to any prospective purchaser or encumbrancer of the Property. Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct.

     (b)  If Tenant does not deliver such statement to Landlord within such ten
(10) day period, Landlord, and any prospective purchaser or encumbrancer, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been canceled or terminated except as otherwise represented by Landlord; (iii) that not more than one month's Base Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under the Lease. In such event, Tenant shall be estopped from denying the truth of such facts.

     Section 11.05. TENANT'S FINANCIAL CONDITION. Within fifteen (15) days, Tenant shall deliver to any lender designated by Landlord any financial statements required by such lender to facilitate the financing or refinancing of the Property. Tenant represents and warrants to Landlord that each such financial statement is a true and accurate statement as of the date of such statement. All financial statements shall be confidential and shall be used only for the purposes set forth herein.

ARTICLE TWELVE:     LEGAL COSTS

     Section 12.01. LEGAL PROCEEDINGS. Each party shall reimburse other party, upon demand, for any costs or expenses incurred by such other party in connection with any breach or default of each party under this Lease, whether or not suit is commenced or judgment entered. Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights

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or otherwise. Furthermore, if any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum for attorneys' fees and costs. Such attorneys' fees and costs shall be paid by the losing party in such action. Each party shall also indemnify the other party against and hold such other party harmless from all claims, suits, damages, costs, expenses, demands and liability incurred by such party if such party becomes or is made a party to any claim or action (a) instituted by the other party, except for claims or actions based on gross negligence, willful misconduct or breach of this Lease, so long as the each party's claim or action is legally adjudicated in favor of each party and against the other party; or by any third party against each party, or by or against any person holding any interest under or using the Property by license of or agreement with each party; (b) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person; otherwise arising out of or resulting from any act, transaction, or omission of each party or such other person; or (d) necessary to protect each party's interest under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States Code, as amended. Each party shall reimburse the other party for any legal fees or costs incurred by such other party in any such claim or action, except for legal fees and costs involving claims or actions by each party against the other party in which case all legal fees and costs will be paid by the non-prevailing party.

     Section 12.02. LANDLORD'S CONSENT. Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection with Tenant's request for Landlord's consent under Article Nine (Assignment and Subletting), or in connection with any other act which Tenant proposes to do and which requires Landlord's consent.

ARTICLE THIRTEEN:   MISCELLANEOUS PROVISIONS

     Section 13.01. NON-DISCRIMINATION. Tenant promises, and it is a condition to the continuance of this Lease, that there will be no discrimination against, or segregation of, any person or group of persons on the basis of race, Color, sex, creed, national origin or ancestry in the leasing, subleasing, transferring, occupancy, tenure or use of the Property or any portion thereof.

     Section 13.02. WAIVER OF SUBROGATION. Landlord and Tenant each hereby waive any and all rights of recovery against the other, or against the officers, employees, agents or representatives of the other, for loss of or damage to its property or the property of others under its control, if such loss or damage is covered by any insurance policy in force (whether or not described in this

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Lease) at the time of such loss or damage. Upon obtaining the policies of insurance described herein, Landlord and Tenant shall give notice to the insurance carrier or carriers of the foregoing mutual waiver of subrogation.

     Section 13.03. LANDLORD'S LIABILITY; CERTAIN DUTIES.

     (a) As used in this Lease, the term "Landlord" means only the current owner or owners of the fee title to the Property or the leasehold estate under a ground lease of the Property at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer. However, each Landlord shall deliver to its transferee all funds previously paid by Tenant if such funds have not yet been applied under the terms of this Lease.

     (b) Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Lease to Landlord and to any ground lessor, mortgagee or beneficiary under any deed of trust encumbering the Property whose name and address have been furnished to Tenant in writing. Landlord shall not be in default under this Lease unless Landlord (or such ground lessor, mortgagee or beneficiary) fails to cure such non-performance within thirty (30) days after receipt of Tenant's written notice. However, if such non-performance reasonably requires more than thirty (30) days to cure, Landlord shall not be in default if such cure is commenced within such thirty (30) day period and thereafter diligently pursued to completion. Notwithstanding the foregoing, in the event of an emergency Tenant shall have the right, without giving prior notice to Landlord, to take such action as Tenant deems reasonably necessary in the circumstances. Tenant shall notify Landlord or such action taken as soon as is reasonably practical and, in the event such action was the responsibility of Landlord hereunder, shall be entitled to reimbursement from Landlord of any costs incurred by Tenant in taking such action.

         Upon the execution of this Lease, Tenant shall deposit with Landlord a cash Security Deposit in the amount set forth in Section 1.11 above. Landlord may apply all or part of the Security Deposit to any unpaid rent or other charges due from Tenant or to cure any other defaults of Tenant. If Landlord uses any part of the Security Deposit, Tenant shall restore the Security Deposit to its full amount within ten (10) days after Landlord's written request. Tenant's failure to do so shall be a material default under this Lease. No interest shall be paid on the Security
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Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts and no trust relationship is created with respect to the Security Deposit.

     Section 13.04. SEVERABILITY. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provisions of this Lease, which shall remain in full force and effect.

     Section 13.05. INTERPRETATION. The captions of the Articles or Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Property with Tenant's expressed or implied permission.

     Section 13.06. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS AND MODIFICATIONS. This Lease is the only agreement between the parties pertaining to the lease of the Property and no other agreements are effective. All amendments and modifications to this Lease shall be in writing and signed by all parties. Any other attempted amendment or modification shall be void.

     Section 13.07. NOTICES. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by overnight courier. Notices to Tenant shall be delivered to the address specified in
Section 1.03. above, except that upon Tenant's taking possession of the Property, the Property shall be Tenant's address for notice purposes. Notices to Landlord shall be delivered to the address specified in Section 1.02 above. All notices shall be effective upon receipt or when proper delivery is refused in accordance with this Section 13.07. Either party may change its notice address upon written notice to other party.

     Section 13.08. WAIVERS. All waivers must be in writing and signed by the waiving party. Landlord's failure to enforce any provision of this Lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound

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to the conditions of such statement.

     Section 13.09. NO RECORDATION. Tenant shall not record this Lease without prior written consent from Landlord. However, either Landlord or Tenant may require that a "Short Form" memorandum of this Lease executed by both parties be recorded.

     Section 13.10. BINDING EFFECT; CHOICE OF LAW. This Lease binds any party who legally acquires any rights or interest in this Lease from Landlord or Tenant. However, Landlord shall have no obligation to Tenant's successor unless the rights or interests of Tenant's successor are acquired in accordance with the terms of this Lease. The laws of the state in which the Property is located shall govern this Lease, without respect to the principles of conflicts of laws thereof.

     Section 13.11. CORPORATE AUTHORITY; PARTNERSHIP AUTHORITY. If Tenant is a Corporation, each person signing this Lease on behalf of Tenant represents and warrants that he has full authority to do so and that this Lease binds the corporation. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a certified copy of a resolution of Tenant's Board of Directors authorizing the execution of this Lease or other evidence of such authority reasonably acceptable to Landlord. If Tenant is a partnership, each person signing this Lease for Tenant represents and warrants that he is a general partner of the partnership, that he has full authority to sign for the partnership and that this Lease binds the partnership and all general partners of the partnership. Tenant shall give written notice to Landlord of any general partner's withdrawal or addition. Within thirty (30) days after this Lease is signed Tenant shall deliver to landlord a copy of Tenant's recorded statement of partnership or certificate of limited partnership.

     Section 13.12. JOINT AND SEVERAL LIABILITY. All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant.

     Section 13.13. EXECUTION OF LEASE. This Lease may be executed in counterparts, and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. The delivery of this Lease by Landlord to Tenant shall not be deemed to be an offer and shall not be binding upon either party until executed and delivered by both parties.

     Section 13.14. RELATIVE POSITION OF THE PARTIES. It is agreed and understood by Landlord and Tenant that each is knowledgeable and sophisticated in matters of business and real
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estate, including the matters set out in each section of this Lease. It is also agreed that this Lease and each section thereof shall not be interpreted against the drafting party but shall be interpreted equally for and against each party hereto.

ARTICLES FOURTEEN:  BROKERS

     Section 14.01. BROKERS. Except as set forth in Sections 1.08, 1.09 and 1.10, the parties each represent and warrant that no agent, broker, finder or other party is entitled to a commission or fee with respect to this Lease or the property by reason of any relationship with Tenant. The parties each shall and does hereby indemnify and hold the other harmless from all claims, actions, damages, liabilities, costs and expenses of or occasioned by any such relationship.

     Section 14.02. BROKER'S COMMISSIONS. Except as set forth in Section 1.10, Landlord shall not be responsible or liable for any broker's commission, charge, percentage, contingency or fee with reference to the negotiation, procurement or execution of this Lease.

ARTICLE FIFTEEN:    LANDLORD'S CONSTRUCTION OF IMPROVEMENTS

     Section 15.01. PREPARATION FOR OCCUPANCY. Both Landlord and Tenant understand and acknowledge that, upon mutual execution of this Lease, Landlord will expend money, material and labor to prepare the Property for Tenant's occupancy, and except as otherwise provided in this Lease, that Tenant is obligated under this Lease as of the date and time of Execution.

     Section 15.02. REASONABLE COMPLIANCE WITH SPECIFICATIONS. Landlord and Tenant further understand and acknowledge that minor changes in square footage and construction could be necessitated prior to occupancy, and both parties agree that this Lease will remain in full force and effect upon delivery of possession by Landlord to Tenant, so long as there is reasonable compliance with the Plans and Specifications set out in Exhibit "B". Any additional cost of changes in size, design or construction necessitated by any rule, regulation, code or ruling of any governmental agency, district, commission, board or other authoritative body, or at the request of Tenant, will be paid by Tenant prior to occupancy, and upon written demand of Landlord, which demand will include the total additional cost chargeable to Tenant and the method of calculation of such cost.

     Section 15.03. SCOPE OF WORK. Landlord agrees to furnish all labor, services, materials, tools, equipment, and supplies required

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for the prompt and efficient completion of the Property, including all work necessary or incidental thereto, as more particularly described in the Plans and Specifications.

     It is acknowledged and understood that the Plans and specifications summarized in Exhibits B through C are not fully completed and/or agreed upon as of the Execution Date of this Lease. Regardless of the status of the Plans and Specifications as of the Execution Date of this Lease, it is the understanding and intention of the parties that the Property shall be of a type and quality consistent with current industry standards for "concrete tilt-up industrial buildings", as such term is commonly used in the real estate development business.

     Section 15.04. COMPLETION OF THE PROPERTY.

     (a) SUBSTANTIAL COMPLETION. Subject to the provisions of Section 1.13 hereof, "Substantial Completion" shall mean the point in the progress of the Property when construction is sufficiently complete so that no item of work remaining to be Performed would prevent Tenant from using the Property for the purposes contemplated by this Lease. Landlord shall, as construction of the Property nears completion, provide Tenant with advance notice of the approximate date at which Substantial Completion may occur. Then, upon notification by Landlord that he considers the Property according to the Plans and Specifications as being substantially complete, Tenant and Landlord's engineer ("Engineer") shall promptly inspect the Property and the Plans and Specifications to determine whether it is substantially complete. If the Engineer reasonably determines and Tenant reasonably agrees that the Plans and Specifications are substantially complete, he or she shall issue a Certificate of Substantial Completion indicating that substantial completion has been achieved. If Tenant reasonably disagrees or if the Engineer's inspection discloses any item which prevents a determination of substantial completion ("Major Item"), then Landlord shall complete such item before the Engineer issues his Certificate of Substantial Completion or call for arbitration as set forth in subparagraph (d). Landlord shall execute and record a Notice of Completion within fifteen (15) days after Substantial Completion of the Work.

     Landlord agrees to furnish in connection with the Engineer's issuance of the Certificate of Substantial Completion, Conditional Lien Waiver and Release Forms Upon Final Payment which conform to Civil Code Section 3262, for work, labor and materials used in performance of this Lease, from Landlord and each subcontractor and supplier that has served a preliminary 20-day notice.

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     (b)  PUNCH LIST.  At the time of Substantial Completion, Tenant and
Landlord shall prepare, and Engineer shall approve, a written list of minor items ("Punch List") which must be completed by Landlord in order to achieve final completion of the Plans and Specifications by Landlord under this Lease. In the event Tenant and Landlord are unable to agree upon the minor items to be included on the Punch List, Engineer's reasonable determination and classification shall be conclusive, subject however to the parties' rights to arbitrate any dispute regarding such determination in accordance with the provisions of subsection (d) immediately hereinbelow. Unless otherwise agreed upon in writing by the parties, Landlord shall complete Punch List work within thirty (30) days after receipt of the agreed upon Punch List. If Landlord fails to complete the Punch List within thirty (30) days, Tenant shall be entitled to complete the Punch List itself and deduct the cost thereof from any payments remaining to be made by Tenant under this Lease. Engineer shall review the Punch List and determine the estimated cost of completing the Punch List work.

     (c) RETENTION. Tenant shall be entitled to withhold from payment of rent, as defined in Section 4.01, an amount equal to one hundred fifty percent (150%) of the estimated cost of completing the Punch List work ("Retention") pending completion of the Punch List work. Within seven (7) days after notification of Engineer's certification of completion of the Punch List work, Tenant shall pay Landlord all sums due hereunder. If Tenant is late in paying Landlord, Tenant shall pay Landlord a late charge equal to five percent (5%) of the amount due plus interest on such amount due at the lesser of that maximum legal interest rate allowed by law or fifteen percent (15%) until such amounts are paid.

     (d) ARBITRATION. In the event of a dispute or disagreement regarding Engineer's determination of those minor items to be included on the Punch List or other matters set forth in subparagraph (a) above, said dispute shall be submitted to binding arbitration for decision. Upon either party's written notice to the other party of its "Intention to Arbitrate Dispute", each party shall designate one (1) arbitrator. If any party neglects or refuses to appoint an arbitrator within ten (10) days after receipt of such request, he shall lose his or her right to such appointment but shall still be bound by the decision of the arbitrators. If it is necessary to create an odd number of arbitrators, the arbitrators shall choose another arbitrator. If such arbitrator is not chosen within five (5) days of the arbitrators' appointments, on application by either party, another arbitrator (or two, if necessary) shall be promptly appointed by the then presiding Judge of the Superior Court of the State of California in and for the County of Sacramento, acting in his or her

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individual capacity. The party making the application shall give the other parties three (3) days notice of his or her application. The arbitrators shall then meet in formal session to take evidence and hear arguments in accordance with the rules of the American Arbitrators Association. Within thirty (30) days of the formal session, the arbitrators will give written notice to all interested parties of their "Collective Decision" by which each such party hereby agrees to be bound. Should there be a disagreement among arbitrators, the "Collective Decision" will be that favored by a majority of the arbitrators. While any such arbitration is pending, Seller may at its sole discretion, continue to perform under the terms and conditions of this Agreement. Any arbitration proceeding conducted hereunder shall take place in Sacramento County.

     Section 15.05. TIME OF PERFORMANCE. Time is of the essence of this Lease. Landlord agrees to begin work immediately upon execution of this Lease, to prosecute construction of the Property energetically and in full cooperation with Tenant and other contractors, and to complete the Property within five (5) months of the date of issuance of the final shell building permit, subject to any extensions granted pursuant to this Section (the "Completion Date"). Landlord shall submit a progress schedule for its work and shall cooperate, when requested, in preparing progress schedules for the Property.

     (a) FORCE MAJEURE. If Landlord is delayed in the prosecution or completion of its obligations hereunder by the act, neglect or default of Tenant, acts of God, including but not limited to flood, earthquake, tornado or the like, wind, or other adverse weather including rain delays, governmental entities, lock-outs, unavoidable casualties, war, civil commotion, strikes, materials interruptions, fire or other casualty, or any similar matters, both foreseeable and unforeseeable, beyond Landlord's control, or by delay in issuance of any building or other required permit for a period in excess of thirty (30) days from submittal of the final drawings for plan check or similar review, then the time herein fixed for completion of such obligations shall be extended by the number of days that Landlord has thus been delayed. Landlord shall provide Tenant with written notice of any delay within ten (10) days after commencement of such delay; provided, however, that only one notice is necessary in the case of a continuing delay. Notwithstanding the occurrence of any of the foregoing, Landlord shall use all due diligence to complete the Property by the Completion Date.

     (b) LIQUIDATED DAMAGES. THE PARTIES ACKNOWLEDGE THAT IF LANDLORD DOES NOT COMPLETE THE PROPERTY BY THE COMPLETION DATE (AS

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SUCH DEADLINE MAY BE EXTENDED PURSUANT TO THIS SECTION), TENANT SHALL SUFFER
SUBSTANTIAL DAMAGE, PROOF OF WHICH WOULD BE COSTLY, DIFFICULT AND IMPRACTICAL. THEREFORE, LANDLORD SHALL PAY TO TENANT LIQUIDATED DAMAGES IN THE AMOUNT OF FIVE HUNDRED DOLLARS EVEN ($500.00) PER DAY FOR EACH DAY BETWEEN THE ADJUSTED DEADLINE FOR COMPLETION AND THE ACTUAL DATE OF SUBSTANTIAL COMPLETION OF THE PROPERTY. THE PARTIES AGREE THAT SUCH AMOUNT REPRESENTS A REASONABLE SUM CONSIDERING ALL OF THE CIRCUMSTANCES EXISTING ON THE DATE OF THIS LEASE AND REPRESENTS A FAIR AND REASONABLE ESTIMATE OF THE DAMAGES WHICH WILL BE INCURRED BY REASON OF LATE COMPLETION PERIOD THE PARTIES HEREBY EXPLICITLY ACKNOWLEDGE AND AGREE THAT THIS LIQUIDATED DAMAGES PROVISION SHALL NOT APPLY IF SUBSTANTIAL COMPLETION, AS SUCH TERM IS DEFINED HEREINABOVE, IS REACHED BY THE ADJUSTED DEADLINE FOR COMPLETION. THE PARTIES WITNESS THEIR LEASE TO THIS LIQUIDATED DAMAGES PROVISION BY EXECUTION OF THIS
SECTION 15.05(b).

LANDLORD: /s/ Panattoni Development Company
          ---------------------------------
          By:
             ------------------------------
TENANT:
          ---------------------------------
          By:  /s/ Pacific Rice Products
             ------------------------------
          Its:
              -----------------------------

     Section 15.06. CHANGES/EXTRA WORK. Tenant, without invalidating this Lease, may order changes in the Plans and Specifications within the general scope of this Lease consisting of additions, deletions, or other revisions ("Change Order"). The rent and the Completion Date shall be adjusted accordingly. All such changes in the Plans and Specifications, including changes in the rent and the Completion Date, shall be authorized only by written Change Order, signed by Tenant and Landlord. Landlord, prior to the commencement of such changed or revised work, shall submit promptly to Tenant written notice of any claim for adjustment to the rent and Completion Date for such revised work in a manner consistent with terms of this Lease. Any changes in the rent resulting from any such Change Orders shall not affect the amount of any brokerage commission(s), as set forth at Section 14.02 hereinabove.

     If Landlord claims that performance of certain work entitles it to additional compensation or to an extension of the Completion Date, Landlord shall submit a request for Change Order, along with a cost estimate (including Landlord's reasonable profit thereon) not to exceed fifteen percent (15%) of the cost of such changes of performing the work. If the Tenant refuses to issue a Change Order for such work, Landlord shall have no obligation to perform that work, provided, however, Landlord may at its sole option perform

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the work and submit a claim for additional compensation and/or extension of the agreed upon Completion Date within fifteen (15) days after such work is completed. In the event Tenant and landlord do not agree on the amount of the adjustment to the rent as a result of the changed work, then in the event it is later determined that Landlord is entitled to compensation on account of its claim, by negotiation, arbitration, or otherwise, Landlord shall be entitled to payment of all actual costs, including but not limited to, labor, equipment, subcontractors, engineering, interest, fees and materials incurred, together with a fee of thirteen percent (13%) thereon. Nothing contained in this section shall be construed as an authorization by Tenant for Landlord to perform work not within the scope of work described in Section 15.03 above; specifically, this second paragraph of this Section 15.06 is intended to provide Landlord a method for performing and receiving payment for any work which may be required by any government agency.

     Section 15.07. CHANGED CONDITIONS. In the event Landlord, prior to the Commencement Date, discovers any toxic substance or Hazardous Material, as such terms are defined at Section 5.04 (b) hereinabove, Landlord shall promptly advise Tenant of the existence of such condition and suspend its operations on the Property. Upon such discovery, Tenant and Landlord shall, at Landlord's sole cost perform a soil analysis or other needed site assessment (hereinafter "Site Assessment") to determine the extent, nature and origin of the Hazardous Materials; the Site Assessment shall be performed by a party to be mutually agreed upon by Tenant and Landlord. In the event the Site Assessment reasonably determines that the Hazardous Materials came onto the Property prior to the execution date of this Lease, then Tenant may elect to terminate this Lease unless Landlord agrees to pay for the costs of any and all remedial or removal action necessary or required to clean-up any such toxic substance or Hazardous Material. In the event of such termination, all deposits previously made by Tenant shall be returned to Tenant and neither party shall have any further rights or obligations hereunder as to each other.

     In the event Tenant does not elect to terminate, the parties shall equitably adjust the rent and the Completion Date to provide for any increase or decrease costs resulting from such condition, provided, however, Tenant shall not be obligated to bear the cost of any remedial action necessary to clean up any Hazardous Materials which came onto the Property prior to the execution date of this Lease which costs shall remain the sole responsibility of Landlord. In the event the Tenant has not elected to terminate and the parties are unable to agree as to the existence of changed or unknown conditions, or on an appropriate price or time

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adjustment, Landlord may elect to proceed with the Property, and such election shall not constitute a waiver of claims for additional compensation or time by Landlord, nor an admission by either party of the validity of Landlord's contention, or the amount, if any, of the price or time adjustment requested.

     In the event the Site Assessment reasonably determines that the Hazardous Materials came onto the Property after the Commencement Date of this Lease, then Tenant shall bear the cost of any remedial action necessary to clean up any such Hazardous Materials, and further, shall equitably adjust the base rent and the Completion Date to provide for any increased or decreased costs to Landlord resulting from such condition.

     Section 15.08. LIENS. Landlord shall defend, indemnify and hold Tenant harmless against any and all claims, liability, loss, damage, cost or expenses, including reasonable attorneys' fees, awards and judgments, arising by reason of any claims, liens, stop notices or bond claims (collectively "Liens") asserted for labor, materials, or equipment used or furnished to be used on the Property, or union trust fund payments. Landlord agrees to cause the effect Liens to be eliminated within thirty (30) days after written demand is made by Tenant, provided, however, Landlord retains the right to bond around any such Liens pending final disposition and release of said Liens.

     Section 15.09. QUALITY OF THE WORK. Landlord warrants to Tenant that all materials and equipment furnished shall be new, unless otherwise specified in the Plans and Specifications, Change Orders or other written notification to Tenant, and that all work under this Lease shall be of good quality, free from faults and defects and in conformance with the Plans and Specifications and terms of the Lease and all applicable governmental codes in effect on the date the building permit is issued for the Plans and Specifications. All work not conforming to these requirements, including substitutions not properly approved and authorized, may be considered defective.

     Section 15.10. PROTECTION OF WORK. Landlord shall secure and protect the work done hereunder and assume full responsibility for the condition thereof until Substantial Completion. If the Property is destroyed or damaged, however, by any cause for which Tenant, its contractors, agents or anyone directly or indirectly employed by any of them or for whose acts any of them may be liable is responsible, Tenant shall pay Landlord for all work performed prior to the destruction or damage and for any work done by Landlord in rebuilding or restoring the Property. Landlord agrees to provide such protection as is necessary to protect the Property

                                                                 Initials
                                                                          -----
                                                                          -----
and the workers of Landlord and Tenant, from Landlord's operations.

     Section 15.11. INSURANCE. Landlord shall procure at Landlord's sole cost and expense and keep in effect at all times during progress of the work either Comprehensive General Liability insurance or Commercial General Liability insurance, which shall insure Landlord and Tenant from the following claims which may arise out of or result from Landlord's acts, omissions or operations under this Lease, whether such be by Landlord or by any subcontractor or employee: all activities occurring on the Property; workers' compensation and disability benefit claims; claims for damages because of bodily injury, occupational sickness or disease, or death; claims for damages because of injury to or destruction of tangible property; and claims for damages because of bodily injury or death or any personal property damage arising out of the ownership, maintenance or use of any motor vehicle. Such insurance coverage shall include Broad Form Contractual liability insurance coverage insuring all of Landlord's indemnity obligations under this Lease. Such coverage shall have a minimum combined single limit of liability of at least Five Million Dollars Even ($5,000,000.00) and a general aggregate limit of Five Million Dollars Even ($5,000,000.00). All such policies shall be written to apply to all bodily injury, property damage, personal injury and other covered loss, however, occasioned, occurring during the policy term, shall be endorsed to add Tenant as an additional insured, to provide that such coverage shall be primary and that any insurance maintained by Tenant shall be excess insurance only. Such coverage shall also contain endorsements: (a) deleting any employee exclusion of personal injury coverage; (b) including employees as additional insureds; and providing for coverage of employer's automobile non-ownership liability. All such insurance shall provide for severability of interests; shall provide that an act or omission of one of the named insureds shall not reduce or avoid coverage to the other named insureds; and shall afford coverage for all claims based on acts, omissions, injury and damage, which claims occurred or arose (or the onset of which occurred or arose) in whole or in part during the policy period. Landlord shall also maintain workers' compensation insurance in accordance with California law, and employer's liability insurance with a limit not less than One Million Dollars Even ($1,000,000.00) per employee and one Million Dollars Even ($1,000,000.00) per occurrence. Such coverage shall be endorsed to waive the insurer's rights of subrogation against Tenant. Further, Landlord shall provide a copy of such insurance certificates which name Tenant as an additional insured under said policies.

     Landlord shall purchase and maintain property insurance upon the Property to the full insurable value thereof. This insurance
                                                                 Initials
                                                                          -----
                                                                          -----
shall include the interests of Tenant, Landlord and all contractors and subcontractors in the Property and shall insure against the perils of fire and extended coverage and shall include "all-risk" insurance for physical loss or damage, including, without duplication of coverage, theft, vandalism and malicious mischief. If not covered under the all-risk insurance, Landlord shall effect and maintain similar property insurance on portions of the material related to the Property stored off the Property or in transit. Any loss insured under this paragraph shall be settled and adjusted with the insurance company and paid to the appropriate parties only upon the prior written consent of Tenant, which consent shall not be unreasonably withheld.

     Landlord shall carry and shall also require all of Landlord's subcontractors to obtain workmen's compensation insurance as required by law, and broad form public liability insurance in prudent and reasonable amounts, as reasonably determined by Landlord on a case-by-case basis.

     Section 15.12. INDEMNITY. Landlord shall, with respect to all work which is covered by or incidental to this Lease defend, indemnify, and hold Tenant and Tenant's agents and employees harmless from and against any and all claims, liability, loss, damage, costs, or expenses, including reasonable attorneys' fees, awards, fines, or judgments arising by reason of the death or bodily injury to persons or injury to property, arising out of or resulting from construction of the Property according to the Plans and Specifications, provided that such injury is caused in whole or in part by the negligence or wilful misconduct of Landlord, its subcontractors or employees, regardless of whether or not it is caused in part by a party indemnified hereunder. Provided, however, Landlord shall not be obligated under this Lease to indemnify Tenant with respect to any claim, liability, loss, damage, cost or expense caused in whole or in part by any wilful misconduct or negligence of Tenant or anyone employed directly or indirectly by Tenant, including subcontractors, or anyone for whose acts any one of them may be liable, regardless of whether or not it was caused in part by Landlord.

     Section 15.13. CLEANUP. Landlord shall perform its work so as to maintain the site in a clean, safe and orderly condition. Upon completion of the Property, Landlord shall remove from the site all temporary structures, debris and waste incident to its operation.

     Section 15.14. GUARANTEE. Landlord guarantees all materials and workmanship and agrees to replace, at is sole cost and expense, and to the reasonable satisfaction of Tenant, any and all materials

                                                                 Initials
                                                                          -----
                                                                          -----
or work adjudged defective or improperly installed, and all adjacent work and materials which may be disrupted in so doing during a period of two years from Substantial Completion of the Property. To the extent any such replacement interferes with Tenant's reasonable use of the Property as contemplated in this Lease, the rent shall be abated accordingly. In the event Tenant and landlord cannot agree on whether the material or work is defective or improperly installed, Engineer's determination shall be final. This guarantee shall not reduce, and is in addition to, Landlord's liability under the other provisions of this Lease.

     Section 15.15. COMPLIANCE WITH APPLICABLE GOVERNMENTAL STATUTES AND REGULATIONS.

     (a) Landlord, his employees, subcontractors, and all others acting under his discretion or control, shall at all times observe and comply with, insofar as they may be applicable, any and all laws, ordinances, statutes, rules and regulations of the United States and the State of California, of their executive and administrative agencies and of any and all other governmental agencies having any jurisdiction over the work to be done hereunder, including, but not limited to all building codes and labor, health and safety laws and regulations.

     (b) It shall be the responsibility of the Landlord to insure that the complete structure meets and passes the inspection and approval of appropriate city, county and state building inspection agencies. Landlord agrees that the completed structure shall strictly conform in every regard to all federal and state laws and any and all other applicable ordinances, rules and regulations.

     Section 15.16. PERMITS, LICENSES AND FEES. Landlord agrees to secure and pay for all necessary permits and licenses necessary to comply with all laws, ordinances, rules, regulations, orders and requirements of any city, county, state, federal or other public body having jurisdiction as may be required for the proper execution, performance and completion of the Property under this Lease or which may effect or apply to the Property. Landlord shall pay all applicable fees and charges, all utility connection fees, inspection fees and other fees which may be required by law and imposed by any such public body for the performance and completion of the Plans and Specifications under this Lease. Landlord's obligation to pay for any permits, licenses and/or fees relating to construction and completion of the Property shall be limited to a maximum of Ninety-Thousand Dollars Even ($90,000.00).

     Section 15.17. TAXES. Landlord agrees to accept full and exclusive liability for the payment of all sales, use, withholding,

                                                                 Initials
                                                                          -----
                                                                          -----
income, excise, and similar taxes, transportation taxes, and of all contributions and taxes for unemployment insurance and old age retirement benefits, annuities or pensions or similar taxes or contributions now or hereafter imposed by the United States or any state or governmental subdivision thereof or labor organization measured by the wages, salaries or other remuneration paid persons employed by Landlord and engaged in the performance of the Plans and Specifications, or because of the Plans and Specifications to be done under the Lease or because of the use of any equipment, supplies, material or labor in the performance of this Lease; and Landlord further agrees to comply with all rules and regulations applicable thereto. In the event Tenant is held liable to pay any such taxes or contributions, Landlord agrees to supply Tenant with all records necessary to compute the same and to fully reimburse Tenant upon demand for the amount thereof paid by Tenant and Tenant shall have the right to deduct any amount so paid from any sums due Landlord hereunder.

     Section 15.18. LICENSE. Landlord represents and warrants that he is a duly licensed general contractor by the State in which the project shall be constructed, that the shall maintain said license in good standing during the term of this Lease and that all subcontractors shall be duly licensed by said State. Landlord further represents and warrants that he is experienced and qualified to perform the construction of the Property in accordance with the Plans and Specifications.

     Landlord and Tenant have signed this Lease at the place and on the dates specified adjacent to their signatures below and have initialed all Lease Pages and Exhibit Pages which are attached hereto and incorporated herein by reference.


DATED: Oct. 3, 1989                     LANDLORD:
      ---------------

                                        PANATTONI DEVELOPMENT COMPANY

                                        By: /s/ Carl D. Panattoni
                                           ---------------------------
                                             Carl D. Panattoni
                                        Its:
                                            --------------------------

DATED: October 4, 1989                  TENANT:
      ----------------
                                        PACIFIC RICE PRODUCTS, INC.

                                        By: /s/ Curtis M. Rocca
                                           ---------------------------
                                             Curtis M. Rocca
                                        Its: President



                                        By: /s/ Edward L. Parker
                                           ---------------------------
                                             Edward L. Parker
                                        Its: Chief Executive Officer

                                        By:  /s/ Mark A. Graham
                                           ---------------------------
                                             Mark A. Graham
                                        Its: Executive Vice President

                                  ADDENDUM TO LEASE
                                DATED OCTOBER 3, 1989
                           BETWEEN CARL D. PANATTONI D/B/A
                     PANATTONI DEVELOPMENT COMPANY, AS LANDLORD
                          AND PACIFIC RICE PRODUCTS, INC.,
                                     AS TENANT

Landlord hereby acknowledges that Tenant may require additional space for its business purposes prior to the expiration of the term of this Lease. Accordingly, notwithstanding anything to the contrary contained in this Lease, Tenant shall have the option to lease additional space within Santa Anita Court, as and when the same may be constructed by Landlord throughout the term hereof, upon the following terms and conditions:

     (a) As and when such additional space becomes available throughout the term of this Lease, Landlord shall first offer such space to Tenant at the then prevailing fair market rent. The parties hereto agree to negotiate in good faith with respect to the determination of fair market rent.

     (b) In the event Tenant does not elect to accept such space at the then prevailing fair market rent as set forth in section (a) above, and Landlord shall thereafter receive a bona fide offer from a third party to lease such additional space at a rent which Landlord is willing to accept, Landlord shall provide Tenant with written notice of such third party offer, specifying the rent set forth therein, and Tenant shall thereafter have ten (10) days within which to elect to lease such additional space at the same rent as set forth in said third party offer.

     (c) In the event Tenant elects to lease the additional space in accordance with either section (a) or section (b) above, the leasing of such additional space shall otherwise be on the same terms and conditions as contained in this Lease.

     IN WITNESS WHEREOF, the parties have executed this Addendum this 4th day of October, 1989.

                                   LANDLORD:
                                   PANATTONI DEVELOPMENT COMPANY

                                   BY:    /s/ Panattoni Development Company
                                        -----------------------------------
                                   TENANT:
                                   PACIFIC RICE PRODUCTS, INC.



                                   BY:    /s/ Mark Graham
                                        -----------------------------------
                                        Title: Executive Vice President

                                  FIRST AMENDMENT
                               to ABSOLUTE NET LEASE
                               Dated October 3, 1989
                                   By and Between
                             CARL D. PANATTONI, LESSOR
                                        and
                        PACIFIC RICE PRODUCTS, INC., LESSEE

      The parties above acknowledge and hereby agree that the lease as reference above, the lease riders, the addendum and the exhibits attached thereto are hereby amended as follows:

      1. The rent as stated on page 2 in Section 1.12 shall be amended to be $16,105 per month for the first 60 months of the lease term and $18,505 for the second 60 months of the lease term.

      All other terms and conditions of the lease shall remain in full force and effect.

      In witness whereof the parties have executed this amendment as of the dates signed below.

LESSOR                                  LESSEE


CARL D. PANATTONI                       PACIFIC RICE PRODUCTS, INC.

By:  /s/  Carl D. Panattoni             By:       /s/ Mark Graham
     --------------------------------        ----------------------------------
Its:     Partner                        Its:       Exec VP
     --------------------------------        ----------------------------------
Date:    11/14/90                       Date:       11/9/90
     --------------------------------        ----------------------------------

                                   SECOND AMENDMENT
                                to ABSOLUTE NET LEASE
                                        Dated
                                   October 3, 1989
                                    By and Between
                             CARL D. PANATTONI, LESSOR
                                         and
                         PACIFIC RICE PRODUCTS, INC., LESSEE

     The parties above acknowledge and hereby agree that the lease as referenced above, the lease riders, the addendum and the exhibits attached thereto are hereby amended as follows:

     1. The commencement date of the lease shall be July 18, 1990 and the expiration of the lease shall be May 31, 2000.

     All other terms and conditions of the lease shall remain in full force and effect.

     In witness whereof the parties have executed this amendment as of the dates signed below.

"Lessor"                                "Lessee"


CARL D. PANATTONI                       PACIFIC RICE PRODUCTS, INC.

By:       /s/                           By:       /s/ Mark Graham
     -------------------------------         --------------------------------
Its:           Partner                  Its:           Exec VP
     -------------------------------         --------------------------------
Date:          11/8/90                  Date:          10/31/90
     -------------------------------         --------------------------------

PANATTONI
--------------------
DEVELOPMENT COMPANY

March 15, 1990

Mr. Mark Graham
Pacific Rice Products
1250 Harter Avenue
Woodland, CA 95695


Dear Mark:

This letter is to confirm your telephone conversation with Rod Johnson of our company regarding the financing for change orders to be constructed within our approximately 109,000 square foot building on Santa Anita Court in Woodland, California.

Per Rod, you would like to amortize the value of the Change Order improvements over the term of the underlying lease, i.e. ten years commencing upon substantial completion, or such other date as specified in the Lease executed on October 3, 1989, using an annual interest rate of 12%. From our construction department, I received an intercompany memo summarizing your Change Orders. As you can see from the attached, the total to be included within your monthly rent and amortized per the terms above, is $179,535.50, with one additional Change Order, a switch gear, to be paid directly to PDC and not included in your monthly rent.

Based on the above, your monthly rental, as described in the executed lease, section 1.12, will be increased by $2,575 per month or approximately $.043 per square foot for a total of $16,105 per month for the first sixty (60) months and shall be increased to $18,505 for months sixty one (61) through one hundred twenty (120).

Please indicate your approval, as well as authorize the preparation and execution of an amendment to the existing lease, for the above terms and conditions by signing the bottom of this correspondence and returning the original to me as soon as possible, keeping a copy for your records.

Mark Graham
Pacific Rice Products
March 15, 1990
page 2


I have also spoken to Scott Lee of our Company regarding possible additional space you may require in the south end of the building in the near future. I'll be contacting you soon with more information. Until then, if you have any further questions or if I can be of any further assistance, please don't hesitate to call me at (916) 689-6522. Thank you in advance for your prompt response to this agreement.

Sincerely,

/s/ Michael A. Grant

Michael A. Grant
Marketing Coordinator

Approved and Accepted:

PACIFIC RICE PRODUCTS

/s/ Mark Graham                                               3/22/90
-------------------------------------------            -------------------
          NAME                                                 DATE
Executive VP
-------------------------------------------
          TITLE

enclosure

CC:  Tom McClure
     Rod Johnson
     Scott Lee

                     ASSIGNMENT, ASSUMPTION AND CONSENT AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND CONSENT AGREEMENT (this "Agreement") is entered into as of the 9th day of MAY 1994 by and between BETTY KUHN ("Lessor"), PACIFIC GRAIN RICE PRODUCTS, INC., a California corporation ("Assignor"), and VALLEY RECORD DISTRIBUTORS, a California corporation ("Assignee"), with reference to the following facts:

     A. Carl O. Panattoni ("Panattoni"), as predecessor-in-interest to Lessor, and Assignor have heretofore entered into that certain Build-To-Suit Facility Absolute Net Lease ("Absolute Net Lease") dated as of October 3, 1989, pursuant to which Panattoni leased to Tenant a building consisting of approximately 60,000 square feet of rentable space located on Santa Anita Court, Woodland, California, together with easements for ingress and egress and parking (collectively, the "Property"), as more particularly described therein.

     B. The Absolute Net Lease was amended by that certain First Amendment to Absolute Net Lease dated November 14, 1990, that certain Second Amendment to Absolute Net Lease dated November 8, 1990, and that certain letter agreement dated March 15, 1990 (as amended, the "Lease").

     C. Pursuant to Section 13.03 of the Lease, Lessor presently holds a security deposit (the "Security Deposit") in the amount of Sixteen Thousand One Hundred Five and No/100 Dollars--($16,105.00) as security for the performance of the obligations of the tenant under the Lease.

     D. Assignor now desires to assign to Assignee all of its rights, title and interest in the Lease, and Lessor is willing to consent to said assignment on the conditions set forth below.

     NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties and as otherwise provided herein, the parties hereto hereby agree as follows:

     1. EFFECTIVE DATE OF ASSIGNMENT. The assignment in this Agreement shall take effect (the "Effective Date") on the earlier to occur of (i) July 31, 1994 or (ii) the date determined by Assignor upon not less than thirty (30) days' prior written notice to Assignee and Lessor, and Assignor shall have delivered possession of the Property to Assignee on such date.

     2. ASSIGNMENT AND ASSUMPTION. Assignor hereby assigns and transfers to Assignee all of its rights, title and interest in the Lease (including, without limitation, Assignor's right to recover the Security Deposit held by Lessor at the end of the


                                          1.

term of the Lease), and Assignee accepts the assignment and assumes and agrees to perform, as a direct obligation to Lessor, all the obligations of the tenant under the Lease arising from and after the Effective Date.

     3. PAYMENT TO ASSIGNEE. On or prior to the Effective Date, Assignor shall pay to Assignee the amount of Seventy-Three Thousand Four Hundred Fifty and Dollars ($73,450.00) as consideration for Assignee's obligations hereunder.

     4. INDEMNITY BY ASSIGNEE. Assignor shall indemnify, protect, defend by counsel reasonably satisfactory to Assignee and hold Assignee harmless from and against any and all losses, costs, liabilities, damages and expenses, including, without limitation, reasonable attorneys' fees, occurring prior to the Effective Date and arising out of Assignor's obligations under the Lease.

     5. INDEMNITY BY ASSIGNEE. Assignee shall indemnify, protect, defend by counsel reasonably satisfactory to Assignor and hold Assignor harmless from and against any and all losses, costs, liabilities, damages and expenses, including, without limitation, reasonable attorneys' fees, occurring on and after the Effective Date and arising out of Assignee's obligations under the Lease.

     6. LESSOR'S CONSENT. Lessor consents to the assignment and assumption of the Lease pursuant to this Agreement.

     7. ASSIGNOR'S LIABILITY. Lessor hereby releases Assignor from all of its obligations and liabilities as tenant under the Lease accruing on or after the Effective Date.

     8. SECURITY DEPOSIT. The parties acknowledge that Lessor presently holds the Security Deposit as security for the performance of the obligations of the tenant under the Lease.

     9. RATIFICATION. The Lease as amended is hereby ratified, confirmed and approved in all respects.

     10. ENTIRE AGREEMENT. This Agreement represents the entire understanding between the parties concerning the subject matter hereof, and there are no understandings or agreements between them relating to the Lease or the Property not set forth in writing and signed by the parties hereto. No party hereto has relied upon any representation, warranty or understanding not set forth herein, either oral or written, as an inducement to enter into this Agreement.

     11. ATTORNEYS' FEES. If any party hereto commences an action against any other party arising out of or in connection

                                          2.

with this Agreement, the prevailing party or parties shall be entitled to recover from the losing party or parties reasonable attorneys' fees and costs of suit.

     12. SUCCESSORS. This Agreement shall be binding on and inure to the benefit of the parties hereto and their successors and assigns.

     13. GOVERNING LAW. This Agreement shall be construed under and shall in all respects be governed by the laws of the State of California.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

LESSOR:                            ASSIGNOR:


/s/ Betty Kuhn                     PACIFIC RICE PRODUCTS, INC.,
--------------------------------   a California corporation
    BETTY KUHN

                                   By:   /s/ Mark Graham
                                        ---------------------------------------
                                        Name:  MARK GRAHAM
                                             ----------------------------------
                                        Title: Executive Vice President
                                             ----------------------------------

                                   By:   /s/ Neil Glick
                                        ---------------------------------------
                                        Name:  NEIL GLICK
                                             ----------------------------------
                                        Title: Treasurer
                                             ----------------------------------

                                   ASSIGNEE:

                                   VALLEY RECORDS DISTRIBUTORS,
                                   a California corporation

                                   By:   /s/ Robert R. Cain
                                        ---------------------------------------
                                        Name: ROBERT R. CAIN
                                             ----------------------------------
                                        Title: PRESIDENT
                                             ----------------------------------

                                   By:   /s/ Patricia L. Wright
                                        ---------------------------------------
                                        Name: Patricia L. Wright
                                             ----------------------------------
                                        Title:  C.F.O.
                                             ----------------------------------


                                      3.